Fees Summary	Oct. 14, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 23,550,000.00
Previously Paid Amount	0.00
Total Fee Amount	3,252.26
Total Offset Amount	0.00
Net Fee	$ 3,252.26